Exhibit 99.1

AMERICA’S MINORITY HEALTH NETWORK, INC.

INDEX TO FINANCIAL STATEMENTS

Financial Statements:

Report of Independent Registered Public Accounting Firm

Balance Sheet as of June 30, 2009 (Unaudited)

Statements of Operations for the Period April 2, 2009 (Inception) through June 30, 2009 (Unaudited)

Statements of Changes in Stockholders’ Equity for the Period April 2, 2009 (Inception) through June 30, 2009 (Unaudited)

Statements of Cash Flows for the Period April 2, 2009 (Inception) through June 30, 2009 (Unaudited)

Notes to Financial Statements (Unaudited)

Report of Independent Registered Public Accounting Firm

To the Directors of

America’s Minority Health Network, Inc.

We have reviewed the accompanying balance sheet of America’s Minority Health Network, Inc. (the “Company”) as of June 30, 2009, and the related statements of operations and changes in stockholders’ equity and cash flows for the period April 2, 2009 (inception) through June 30, 2009. These interim financial statements are the responsibility of the Company’s management.

We conducted the reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained operating losses and capital deficits that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KBL, LLP

New York, NY

July 17, 2009

AMERICA’S MINORITY HEALTH NETWORK, INC.

BALANCE SHEET

JUNE 30, 2009 (UNAUDITED)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$75,960
Prepaid sites	213,500
Prepaid production costs	210,000

Total current assets	499,460

FIXED ASSETS
Site equipment, net of depreciation	135,042

INTANGIBLE ASSETS
Segment library, net of amortization	137,667

TOTAL ASSETS	$772,169

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$36,771
Loan payable - related party	100,700

Total current liabilities	137,471

TOTAL LIABILITIES	137,471

STOCKHOLDERS’ EQUITY
Common stock, $.001 par value; 1,000 shares authorized; 600 issued and outstanding	1
Additional paid-in capital	1,166,667
Accumulated deficit	(531,970)

Total stockholders’ equity	634,698

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$772,169

The accompanying notes are an integral part of these financial statements

AMERICA’S MINORITY HEALTH NETWORK, INC.

STATEMENT OF OPERATIONS

FOR THE PERIOD APRIL 2, 2009 (INCEPTION) THROUGH JUNE 30, 2009

(UNAUDITED)

OPERATING REVENUE	$—

COST OF REVENUE	—

GROSS PROFIT	—

OPERATING EXPENSES
Sales and operating costs	11,416
Professional fees	29,040
Consulting services	466,668
General and administrative	20,638
Depreciation and amortization	3,791

Total operating expenses	531,553

LOSS BEFORE OTHER EXPENSES AND PROVISION FOR INCOME TAXES	(531,553)

OTHER EXPENSE
Interest expense	(417)

Total operating expenses	(417)

LOSS BEFORE PROVISION FOR INCOME TAXES	(531,970)
Provision for income taxes	—

LOSS APPLICABLE TO COMMON SHAREHOLDERS	$(531,970)

BASIC LOSS PER SHARE	$(1,072.52)

WEIGHTED AVERAGE SHARES OUTSTANDING	496

The accompanying notes are an integral part of these financial statements

AMERICA’S MINORITY HEALTH NETWORK, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD APRIL 2, 2009 (INCEPTION) THROUGH JUNE 30, 2009

(UNAUDITED)

	Common Stock		Additional Paid-in	Accumulated
	Shares	Amount	Capital	Deficits	Total
Balance, April 2, 2009	—	$—	$—	$—	$—

Issuance of shares for cash	600	1	699,999	—	700,000

Issuance of shares for services	400	—	466,668	—	466,668

Net loss	—	—	—	(531,970)	(531,970)

Balance, June 30, 2009	1,000	$1	$1,166,667	$(531,970)	$634,698

The accompanying notes are an integral part of these financial statements.

AMERICA’S MINORITY HEALTH NETWORK, INC.

STATEMENT OF CASH FLOWS

FOR THE PERIOD APRIL 2, 2009 (INCEPTION) THROUGH JUNE 30, 2009

(UNAUDITED)

CASH FLOW FROM OPERATING ACTIVITIES
Net (loss)	$(531,970)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,791
Common stock issued for services	466,668

Changes in assets and liabilities
(Increase) in prepaid sites	(213,500)
(Increase) in prepaid production costs	(210,000)
Increase in accounts payable and accrued expenses	36,771

Total adjustments	83,730

Net cash (used in) operating activities	(448,240)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of site equipment	(136,500)
Payments for segment inventory	(140,000)

Net cash (used in) investing activities	(276,500)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in loan payable - related party	100,700
Issuance of common shares for cash	700,000

Net cash provided by financing activities	800,700

NET INCREASE IN CASH AND CASH EQUIVALENTS	75,960

CASH AND CASH EQUIVALENTS BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS - END OF PERIOD	$75,960

SUPPLEMENTAL INFORMATION OF CASH FLOW ACTIVITY:
Cash paid during the period for:
Interest	$—

The accompanying notes are an integral part of these financial statements

AMERICA’S MINORITY HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 1-	ORGANIZATION AND BASIS OF PRESENTATION

On April 2, 2009, America’s Minority Health Network, Inc. (the “Company”) was incorporated in the State of Delaware.

The Company has discovered a deep-seeded need on three fronts concerning an under represented minority group. African-Americans, due to socioeconomic and sociopolitical issues, suffer from exceptionally high mortality and morbidity rates. Lack of proper healthcare education has been cited as one the factors that leads to higher health risks for the African-American community. The Company will provide a digital platform to increase African-American health education awareness, while also providing relevant advertising that can increase the longevity and wellbeing of both African-American men and women. African-American doctors are constantly searching for ways to improve the aesthetic quality of their offices and better inform their patients. As well, advertisers are searching for ad space to communicate African-American specific products. The Company has created a viable solution to address these three pressing demands.

The Company currently provides direct-to-consumer television programming in African-American medical offices across the United States, with a rollout plan for 1,000 locations. Each month updated healthcare segments and advertising are digitally delivered in high definition directly to waiting rooms filled with a well-defined African-American target audience. Medical office waiting rooms guarantee a captive audience, providing over a 1,000 patients per month per location, where viewers are pre-disposed to watch and listen to the pertinent information at hand. The Company offers an innovative African-American education tool for doctors to utilize in promoting the health and welfare of the African-American community. Programming is designed to be viewed in the doctor’s reception area and encourages minority patients to seek further information on the programming and advertising from their healthcare provider. The Company’s engaging programming creates awareness about preventative health care measures while educating African-Americans on specific minority related issues and illnesses. All topics are selected by the Company’s medical advisory board and scripts are reviewed to ensure accuracy. The scripts are then passed down to the Company’s content producer and shareholder, Saddle Ranch Productions, Inc., for content and programming creation.

Going Concern

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated revenues since inception and has generated losses totaling $531,970 in their initial period, and needs to raise additional funds to carry out their business plan. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, and the ability of the Company to obtain necessary equity financing to continue operations.

AMERICA’S MINORITY HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 1-	ORGANIZATION AND BASIS OF PRESENTATION (CONTINUED)

Going Concern (Continued)

The Company has had very little operating history to date, however is not currently in the development stage. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. These factors raise substantial doubt regarding the ability of the Company to continue as a going concern.

Besides generating revenues from proposed operations, the Company may need to raise additional capital to expand operations to the point at which the Company can achieve profitability. The terms of financing that may be raised may not be on terms acceptable by the Company. If adequate funds cannot be raised outside of the Company, the Company’s current shareholders may need to contribute funds to sustain operations.

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.

The Company maintains cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation.

Fixed Assets

The Company prepays for equipment and installation of sites, and as the sites are installed and commissioned the cost of the sites is moved from the prepaid asset into fixed assets at a useful life of 3 years, and stated at cost, less accumulated depreciation. Depreciation commences on the first day of the month following the installation of the sites and is calculated using the straight-line method over the estimated useful lives of the related assets. Costs of maintenance and repairs will be charged to expense as incurred. The Company went live on 15 sites in May 2009 and an additional 24 sites in June 2009. Depreciation of $1,458 was calculated for the period April 2, 2009 (Inception) through June 30, 2009.

AMERICA’S MINORITY HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recoverability of Long-Lived Assets

Although the Company does not have any long-lived assets at this point, for any long-lived assets acquired in the future the Company will review their recoverability on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment will be based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheet for cash and cash equivalents, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

Segment Library

The segment library is reflected as intangible assets on the accompanying Balance Sheet with a useful life of 5 years. These costs represent the production costs relating to producing the segments that will be presented in the professional offices. Production costs of the segments that have not been placed into service are reflected as prepaid production costs. Upon the segments being placed into service, the Company transfers these costs to the segment library. Management has determined the life of the segment library to be 5 years. Of the $350,000 in costs incurred by the Company, $210,000 represent costs for segments not placed in service and $140,000 for segments placed into service. The Company amortizes the segments commencing on the first day of the month following the segments placed into service. Amortization expense for the period April 2, 2009 (Inception) through June 30, 2009 is $2,333.

Income Taxes

The Company accounts for income taxes utilizing the liability method of accounting. Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

Revenue Recognition

The Company will generate revenue from the sale of advertising spots on its network. The revenue will be recognized in the month in which the spots run.

AMERICA’S MINORITY HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Loss Per Share of Common Stock

Basic net loss per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive. The following is a reconciliation of the computation for basic and diluted EPS.

June 30, 2009
Net loss	$(531,970)

Weighted-average common shares outstanding (Basic)	496

Weighted-average common stock:
Equivalents:
Stock options	-0-
Warrants	-0-

Weighted-average common shares outstanding (Diluted)	496

Uncertainty in Income Taxes

In July 2006, the FASB issued Interpretation No. 48 (FIN No. 48), “Accounting for Uncertainty in Income Taxes.” This interpretation requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. Management has adopted FIN 48, and they will evaluate their tax positions on an annual basis.

Recent Issued Accounting Standards

In September 2006, the FASB issued SFAS 157, “Fair Value Measurements.” This standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is encouraged. The adoption of SFAS 157 is not expected to have a material impact on the financial statements.

AMERICA’S MINORITY HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards (Continued)

In February 2007, the FASB issued FAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115”, (“FAS 159”) which permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates. A business entity is required to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. This statement is expected to expand the use of fair value measurement. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (SFAS 160). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment.

SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. Management is determining the impact that the adoption of SFAS No. 160 will have on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, Business Combinations (“SFAS 141R”), which replaces FASB SFAS 141, Business Combinations. This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition. SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date. This compares to the cost allocation method previously required by SFAS No. 141. SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met. Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date. This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008. Early adoption of this standard is not

AMERICA’S MINORITY HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards (Continued)

permitted and the standards are to be applied prospectively only. Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed. The adoption of SFAS No. 141R is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 110, “Use of a Simplified Method in Developing Expected Term of Share Options” (“SAB 110”). SAB 110 expresses the current view of the staff that it will accept a company’s election to use the simplified method discussed in Staff Accounting Bulletin 107, Share Based Payment, (“SAB 107”), for estimating the expected term of “plain vanilla” share options regardless of whether the company has sufficient information to make more refined estimates. SAB 110 became effective for the Company on January 1, 2008. The adoption of SAB 110 is not expected to have a material impact on the Company’s financial position.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities. These enhanced disclosures will discuss: how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations; and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company does not believe that SFAS 161 will have an impact on their results of operations or financial position.

In April 2008, the FASB issued FSP No. FAS 142-3, “Determination of the Useful Life of Intangible Assets”. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”. The Company was required to adopt FSP 142-3 on October 1, 2008. The guidance in FSP 142-3 for determining the useful life of a recognized intangible asset shall be applied prospectively to intangible assets acquired after adoption, and the disclosure requirements shall be applied prospectively to all intangible assets recognized as of, and subsequent to, adoption. The Company does not believe FSP 142-3 will materially impact their financial position, results of operations or cash flows.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS 162). SFAS 162 makes the hierarchy of generally accepted accounting principles explicitly and directly applicable to preparers of financial statements, a step that recognizes preparers’ responsibilities for selecting the accounting principles for their financial statements. The effective date for SFAS 162 is 60 days

AMERICA’S MINORITY HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards (Continued)

following the U.S. Securities and Exchange Commission’s approval of the Public Company Accounting Oversight Board’s related amendments to remove the GAAP hierarchy from auditing standards, where it has resided for some time. The adoption of SFAS 162 will not have an impact on the Company’s results of operations or financial position.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of SFAS No. 60” (SFAS 163). SFAS 163 prescribes accounting for insures of financial obligations, bringing consistency to recognizing and recording premiums and to loss recognition. SFAS 163 also requires expanded disclosures about financial guarantee insurance contracts. Except for some disclosures, SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The adoption of SFAS 163 will not have an impact on the Company’s results of operations or financial position.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

NOTE 3-	STOCKHOLDERS’ EQUITY

The Company was established with one class of stock, common stock – 1,000 shares authorized at a par value of $.001.

During the period from April 2, 2009 (inception) through June 30, 2009, the Company issued 600 shares of common stock for cash of $700,000 and 400 shares of common stock for services valued at $466,668.

As of June 30, 2009, the Company has these 1,000 shares of common stock issued and outstanding.

The Company has not issued any options or warrants to date.

NOTE 4-	LOAN PAYABLE – RELATED PARTY

The Company has an unsecured, loan payable outstanding with Seatac Digital Resources, Inc. (“Seatac”), the Company’s systems integrator and shareholder. Seatac provided necessary working capital of $700 for the Company in their initial period to assist them in the payment of certain payables. There is no interest on this unsecured loan and is due on demand and presented as a current liability on the balance sheet.

One June 1, 2009 the Company entered into a promissory note with Seatac. This is a demand note in the amount of $100,000 accruing interest at 5% per annum. Interest expense for the period April 2, 2009 (Inception) through June 30, 2009 and accrued for at June 30, 2009 on this note is $417.

AMERICA’S MINORITY HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 5-	COMMITMENTS AND LICENSE AGREEMENT

On May 1, 2009, the Company entered into an Installation and Remote Transfer Testing Project Management and Service Agreement (“Service Agreement”), and a License Agreement (“License Agreement”) with Seatac, for an initial term of five years. The Service Agreement provides for , directly and through sub-contractors to produce, license and supply certain goods and services as described within the Service Agreement, the Company to engage Seatac to provide certain goods and services to facilitate the installation and operation of a media information display network within professional offices located in the United States and Canada, and for Seatac to supply the goods and services that the Company agrees to purchase and accept the licenses on the terms and conditions set forth in the Service Agreement.

The License Agreement grants Seatac the right to license the software, as defined with the License Agreement. Seatac will provide the licensee with use of its software components, including the server software, and the software media player that will drive one or more displays and connect back to the server. The fees for the license are as follows: a $500 initial one-time fee for the remote transfer set up; hardware and installation fees of $3,500 per site; and a standard remote transfer license fee of $87 per unit per month.

NOTE 6-	PROVISION FOR INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

As of June 30, 2009, there is no provision for income taxes, current or deferred.

NOTE 7-	PROPOSED MERGER

On May 26, 2009, the Company signed a Letter of Intent for a reverse merger with Croff Enterprises, Inc., (“Croff”) a fully reporting Over-the-Counter Bulletin Board listed company. Pursuant to the Merger, and after giving effect to a Forward Split, all of the shares of the Company’s common stock outstanding on the closing date of the Merger shall be converted into the right to receive 13,693,689 shares of Croff common stock. The transaction will be completed pursuant to a Definitive Merger Agreement and the satisfactory completion of due diligence by each party of the other.

NOTE 8	SUBSEQUENT EVENTS

On July 6, 2009 Croff Enterprises, Inc. (“COFF” or the “Company”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with America’s Minority Health Network, Inc. (“AMHN”), and two of its principal shareholders. AMHN is a development stage corporation that is engaged in providing direct to consumer

AMERICA’S MINORITY HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 8-	SUBSEQUENT EVENTS (CONTINUED)

television programming in medical offices that are focused on delivering health care to members of African-American communities and other minorities located across the United States. The Company believes that AMHN combines innovative programming that provides increased health education awareness to patients and families visiting their physicians and medical care givers while also delivering targeted advertising that may effectively address community concerns and interests. COFF and AMHN expect to complete the merger of AMHN into a wholly owned subsidiary of COFF by July 31, 2009. COFF currently has no business operations or revenue source. On completion of the merger, AMHN will become a wholly owned subsidiary of the Company, the shareholders of AMHN will become the dominant shareholders of the Company, and the business and operations of AMHN will become the business and operations of the Company. The completion of the merger is subject to further due diligence, confirmation of representations and warranties and various other standard conditions to closing. No assurance can be given that this transaction will close.